EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 64 to the Registration Statement on Form N-4, File No. 033-33085 under the Securities Act of 1933 and Amendment No. 199 to the Registration Statement on Form N-4, File No. 811-06032 under the Securities Act of 1940 of Separate Account VA B of our report dated April 24, 2015 relating to the financial statements of Separate Account VA B and to the use of our report dated April 24, 2015 with respect to the financial statements of Transamerica Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated April 25, 2014, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and (2) dated April 25, 2014, with respect to the financial statements of the subaccounts of the Separate Account VA B, included in the Post-Effective Amendment No. 64 to the Registration Statement (Form N-4, No. 33-33085) and related Prospectuses of Transamerica Landmark Variable Annuity and MEMBERS Landmark Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, IA

April 24, 2015